Supplement dated November 6, 2023
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At meetings held on July 25, 2023, the Board of Trustees of BlackRock Variable Series Funds, Inc. - BlackRock Capital Appreciation V.I. Fund: Class III, approved the merger of the BlackRock Variable Series Funds, Inc. - BlackRock Capital Appreciation V.I. Fund: Class III (the "Target Fund") into the BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III (the "Acquiring Fund"). The merger will be effective on or about December 8th, 2023 (the "Effective Date").
As of the Effective Date, the following changes apply:
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the Target Fund will no longer be available to receive transfers or new purchase payments;
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the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
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the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
Upon the closing of the merger, the Acquiring Fund will change its name from BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Focus Growth V.I. Fund: Class III to BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Growth Equity V.I. Fund: Class III.
As of the Effective Date, all references to the BlackRock Variable Series Funds, Inc. – BlackRock Capital Appreciation V.I. Fund: Class III are replaced with BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Growth Equity V.I. Fund: Class III.
ISP-0727